UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 6, 2017

THL Credit, Inc.

(Exact name of registrant as specified in its charter)

Delaware	814-00789	27-0344947
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

100 Federal Street, 31st Floor, Boston, MA 02110

(Address of principal executive offices)

Registrant’s telephone number, including area code (800) 450-4424

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

THL Credit, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) on June 6, 2017. There were present at the Annual Meeting in person or by proxy stockholders holding an aggregate of 17,158,189 shares of the Company’s common stock, out of a total number of 32,925,671 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. Following are descriptions of the matters voted on at the Annual Meeting and the final results of such voting:

Proposal 1 — Election of Directors

The following individuals, constituting all of the nominees named in the Company’s Proxy Statement, were elected as directors to serve until the 2018 annual meeting of stockholders or until their successors are duly elected and qualified. The following votes were taken in connection with this proposal:

Director	For	Withheld
David K. Downes	16,196,075	962,114
Christopher J. Flynn	16,383,454	774,735
Edmund P. Giambastiani, Jr.	15,739,513	1,418,676
Nancy Hawthorne	15,737,701	1,420,488
James D. Kern	16,199,484	958,705
Deborah McAneny	15,728,337	1,429,852
Sam W. Tillinghast	16,371,839	786,350

Proposal 2 — Approval to Sell Shares Below Net Asset Value

A proposal to authorize the Company to sell or otherwise issue up to 25% of the Company’s outstanding common stock at a price below the Company’s then current net asset value per share was approved. The following votes were taken in connection with this proposal:

Vote With Affiliate Shares

For	Against	Abstain
13,667,221	3,347,915	143,053

Vote Without Affiliate Shares

For	Against	Abstain
11,533,104	3,347,915	143,053

Proposal 3 — Approval to Issue Debt with Warrants or Convertible Debt

A proposal to authorize the Company to offer and issue debt with warrants or debt convertible into shares of its common stock at an exercise or conversion price that, at the time such warrants or convertible debt are issued, will not be less than the market value per share but may be below the Company’s then current net asset value in one or more offerings was approved. The following votes were taken in connection with this proposal:

For	Against	Abstain
14,030,505	2,914,292	213,392

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

THL CREDIT, INC.

Date: June 7, 2017	By:	/S/ TERRENCE W. OLSON
	Name:	Terrence W. Olson
	Title:	Chief Financial Officer, Chief Operating Officer & Treasurer